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
                                                                                                                      EXHIBIT 99.1

OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                                                             REPORT DATE:        10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC -  SERVICER                                                     POOL REPORT #       2
REMITTANCE REPORT                                                                                   Page 3 of 6
REPORTING MONTH:                                         30-Sep-2002



                                            Repossession Analysis
   ------------------------------------------------------------------------------------------------------
       Active Repos                 Reversal               Current Month
       Outstanding                (Redemption)                 Repos                  Cumulative Repos
   -------------------         ------------------        ------------------         ---------------------
             Principal                  Principal                 Principal                    Principal
   #          Balance          #         Balance         #         Balance          #           Balance
   ------------------------------------------------------------------------------------------------------
   1        36,586.11          0          0.00           1        36,586.11         1          36,586.11


                                                              Delinquency Analysis
---------------------------------------------------------------------------------------------------------------------
                                             31 to 59 days      60 to 89 days      90 to 119 days     120 to 149 days
                                            ----------------    --------------     --------------     ---------------
                  No. of    Principal              Principal         Principal         Principal            Principal
                  Loans      Balance        #       Balance     #     Balance      #    Balance       #      Balance
                 ----------------------------------------------------------------------------------------------------
Excluding Active
  Repos:
     Other         4,002   219,194,861.88   18    889,251.06    2    73,148.83     0          -       0             -

     Obligors in
       Bankruptcy      5       225,398.88    1     26,735.00    0            -     0          0       0             0
                 ----------------------------------------------------------------------------------------------------

Sub-Total          4,007   219,420,260.76   19    915,986.06    2    73,148.83     0       0.00       0          0.00

Active Repos           1        36,586.11    0          0.00    1    36,586.11     0       0.00       0          0.00
                 ----------------------------------------------------------------------------------------------------

Total              4,008   219,456,846.87   19    915,986.06    3   109,734.94     0       0.00       0          0.00
                 ====================================================================================================
                                                                Excluding Repos 90 days & Over:       0          0.00
                                                                                                =====================

(Table continues below)

                                          Delinquency Analysis
----------------------------------------------------------------------------------------------
                  150 to 179 days  180 to 209 days    210 days and Over        Total Delinq.
                  ---------------  ---------------    -----------------      -----------------
                       Principal        Principal            Principal               Principal
                   #    Balance     #    Balance       #      Balance         #       Balance
                 -----------------------------------------------------------------------------
Excluding Active
  Repos:
     Other         0          -     0          -       0            -        20     962,399.89

     Obligors in
       Bankruptcy  0          0     0          0       0            0         1      26,735.00
                 -----------------------------------------------------------------------------

Sub-Total          0       0.00     0       0.00       0         0.00        21     989,134.89

Active Repos       0       0.00     0       0.00       0         0.00         1      36,586.11
                 -----------------------------------------------------------------------------

Total              0       0.00     0       0.00       0         0.00        22   1,025,721.00
                 =============================================================================
           Repos 90 days & Over:    0       0.00                           0.5%          0.47%
                                ================                    ==========================

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

OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                                                             REPORT DATE:        09/09/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC -  SERVICER                                                     POOL REPORT #       1
REMITTANCE REPORT                                                                                   Page 3 of 6
REPORTING MONTH:                                         31-Aug-2002

                                                              Delinquency Analysis
---------------------------------------------------------------------------------------------------------------------
                                             31 to 59 days      60 to 89 days     90 days and Over     Total Delinq.
                                            ----------------    --------------    ----------------    ---------------
                  No. of    Principal              Principal         Principal         Principal            Principal
                  Loans      Balance        #       Balance     #     Balance      #    Balance       #      Balance
                 ----------------------------------------------------------------------------------------------------
Excluding Active
  Repos:
     Other         3,073   168,816,767.39    5    150,541.96    0            0     0          0       5    150,541.96

     Obligors in
       Bankruptcy      2        86,826.64    0             -    0            0     0          0       0             -
                   --------------------------------------------------------------------------------------------------

Sub-Total          3,075   168,903,594.03    5    150,541.96    0         0.00     0       0.00       5    150,541.96

Active Repos           0             0.00    0          0.00    0         0.00     0       0.00       0          0.00
                   --------------------------------------------------------------------------------------------------

Total              3,075   168,903,594.03    5    150,541.96    0         0.00     0       0.00       5    150,541.96
                   ==================================================================================================

                                                                                                   0.2%         0.09%
                                                                                               ======================

(Table continues below)

                                            Repossession Analysis
   ------------------------------------------------------------------------------------------------------
       Active Repos                 Reversal               Current Month
       Outstanding                (Redemption)                 Repos                  Cumulative Repos
   -------------------         ------------------        ------------------         ---------------------
             Principal                  Principal                 Principal                    Principal
   #          Balance          #         Balance         #         Balance          #           Balance
   ------------------------------------------------------------------------------------------------------

    0           0.00           0           0.00          0           0.00           0             0.00
